May 21, 2018

SELECTIVE OPPORTUNITY FUND (the “Fund”)

Supplement to the Prospectus dated April 30, 2018

Effective immediately, the below Money Market Risk and Fixed Income Risk are added to the Principal Risks disclosure on pages 2 and 8 of the Fund’s prospectus:

Fixed Income Securities Risk. Fixed income securities are subject to interest rate and credit risk. Rising interest rates typically cause the value of bonds and other debt instruments to fall, while declining interest rates generally increase the value of existing bonds and other debt instruments. Interest rate risk is generally great for fixed income investments with longer maturities or durations. The issuer of a fixed income security may default on payment of interest or principal.

Money Market Fund Risks. When the Fund invests in an underlying fund, including a money market fund, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2018, and retain it for future reference.